LOGO              TCW CONVERTIBLE
                  SECURITIES FUND, INC.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS
Ernest O. Ellison              Coleman W. Morton
President and Director         Director
John C. Argue                  Charles A. Parker
Director                       Director
Norman Barker, Jr.             Lawrence J. Sheehan
Director                       Director
Richard W. Call                Robert G. Sims
Director                       Director

Ronald E. Robison              David K. Sandie
Senior Vice President and      Principal Accounting
Chief Operating Officer        Officer, Treasurer and
Robert M. Hanisee              Assistant Secretary
Senior Vice President          Philip K. Holl
Kevin A. Hunter                Secretary
Senior Vice President          Marie M. Bender
Thomas E. Larkin, Jr.          Assistant Secretary
Senior Vice President          Michael E. Cahill
Hilary G.D. Lord               General Counsel and
Senior Vice President          Assistant Secretary
and Assistant Secretary        Peter C. DiBona
                               Assistant Treasurer

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION
INVESTMENT ADVISER
TCW Funds Management, Inc.
865 South Figueroa Street
Los Angeles, California 90017

--------------------------------------------------------------------------------

TRANSFER AGENT, DIVIDEND REINVESTMENT
AND DISBURSING AGENT AND REGISTRAR
The Bank of New York
Church Street Station
P.O. Box #11002
New York, New York 10277-0770

--------------------------------------------------------------------------------

CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Los Angeles, California 90017

--------------------------------------------------------------------------------

LEGAL COUNSEL
O'Melveny & Myers LLP
400 S. Hope Street
Los Angeles, California 90071

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--------------------------------------------------------------------------------

TCW CONVERTIBLE SECURITIES FUND, INC.
-------------------------------------
-------------------------------------
SEMI-ANNUAL REPORT
JUNE 30, 1997



                                                                     LOGO


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     The President's Letter
LOGO
-------------------------------------------------------------------------------
DEAR SHAREHOLDER:

  The first half of 1997 was a spectacular period for the U.S. stock market. The best performance was generated by large capitalization stocks although small and mid capitalization issues also did well. With interest rates rising slightly, the returns on high grade and high yield bonds were well below those of stocks but in positive territory. This backdrop was generally positive for convertibles with most convertible indices generating returns of 9% to 10%.

PERFORMANCE OF THE FUNDS SHARES

  During the first half of 1997, the Fund's return on Net Asset Value ("NAV") was 8.02%. Despite the positive return on NAV, the Fund's shareholders realized a return of just 0.74%. This resulted from a decline in the per share market value of the Fund's shares from $9.375 on December 31, 1996 to $9.00 on June 30, 1997 and the distribution of $0.42 in dividends. The decline in the Fund's share price coupled with the increase in NAV, led to a decline in the Funds premium over NAV from 10.16% on December 31, 1996 to 2.74% on June 30, 1997.

THE CONVERTIBLE MARKET

  The convertible market continues to have a multitude of possibilities for investment. With stocks doing well and dividend yields low, the convertible market has become fair game for equity investors seeking greater income and high yield buyers looking for yield with an equity kicker. As a result, the demand for convertibles has been exceedingly strong in 1997. This demand has pushed up valuations, in some cases, to levels which we believe are full. These extended valuations are most evident among convertible bonds which are selling between 100%-120% of par and have relatively large conversion premiums. This results in a risk/reward profile which appears marginally attractive. Despite what appear to be full valuations in some sectors of the convertible market, other sectors remain attractive. In particular, there are attractive opportunities among bonds which are trading below issue price, dollar denominated convertibles issued by foreign companies and the new issue market.

  The new issue market for convertibles continued to be quite robust during the first half despite the stock market correction which occurred during March and April. In total, 66 issues with a net value of $11.7 billion came to market. Generally, these securities were issued by speculative grade companies. The terms on new issues ranged from cheap to overvalued, thus selectivity was key. As the year progressed and the stock market appreciated, demand for convertibles was strong and terms became less favorable. Specifically, this was reflected in slightly lower coupons/dividends and higher conversion premiums.

  During the last several years, new types of convertible structures have proliferated. One of the most interesting new structures, called Credit Enhanced Debt Indexed to Stock ("CrEDITS"), is being issued by Goldman Sachs. This structure combines a letter of credit from a U.S. financial institution with a convertible security issued by a foreign company. The letter of credit guarantees the principal, interest and the premium redemption of the bonds which have a maturity of five years. In essence, these securities allow participation in emerging markets equities without the attendant credit risk and with a minimum rate of return which has ranged from 5 to 155 basis points below the yield of the five year U.S. Treasury. Given our belief that these securities offer very attractive potential returns with extremely low risk, we have participated in the three CrEDITS issues listed in Table 1.

                                    TABLE 1
                                 CREDITS TERMS

                                                               Yield
                                                                to   Conversion
               Security                    Guarantor    Rating  Put   Premium
               --------                    ---------    ------ ----- ----------
GVC Corp., 0%, due 05/21/02............ Chase Manhattan  AA    5.82%   14.0%
Taiwan Semiconductor, 0%, due 07/3/02.. BankAmerica      AA-   6.28%   20.0%
Indian Petrochemical, 2.5%, due
 03/11/02.............................. BankAmerica      AA-   4.61%   16.6%

-------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     The President's Letter (continued)
LOGO
-------------------------------------------------------------------------------

FUND PERFORMANCE AND STRATEGY

  The Fund's performance slightly lagged that of its convertible benchmarks during the first half of the year. We believe this is primarily a result of the Fund's strategy to concentrate on convertible securities and limit its exposure to common stocks. Many competing convertible funds have 20%-30% of their assets invested in common stocks which increases their returns in robust markets. However, investing in common stocks is a double edged sword. When the U.S. stock market suffers a correction, we believe that adhering to a strategy of investing primarily in convertible securities will prove rewarding.

  During the last 10 quarters, large capitalization stocks have seen their valuations expand significantly. This has led to a large differential in the performance of these issues relative to smaller stocks. In part, the underperformance of the Fund relative to large stocks is a result of the convertible markets significant exposure to mid and small capitalization companies. Given the high valuations of many large capitalization stocks, it may be likely that mid and small capitalization issues are due for a period of relative outperformance. This should benefit convertibles in future periods.

                                    TABLE 2
                                  PERFORMANCE

                                                                   Total Returns
                                                                    First Half
                                                                   -------------
TCW Convertible Securities Fund, Inc. ............................    +8.0%(a)
First Boston Convertible Index....................................    +9.3%
Lipper average of convertible mutual funds........................   +10.1%(a)
Standard & Poors 500 (with Income)................................   +20.6%
Nasdaq............................................................   +11.7%
Lehman Govt/Corp Bond Index.......................................    +2.7%

--------
(a) After management fees and expenses.

  The Fund began the year most heavily weighted in the consumer staples and capital goods sectors. The emphasis within these sectors continues to be in the healthcare, leisure, retail business services and technology industries. The underweighting in consumer cyclicals and basic industries remains as there seems to be low unit growth combined with little pricing leverage in many of these industries. Within the credit sensitive sector, the emphasis continues to be on niche financial services companies and REITS.

                                    TABLE 3
                            FUND SECTOR ALLOCATION

                                                           December 31, June 30,
                                                               1996       1997
                                                           ------------ --------
Consumer Staples..........................................    48.9%      50.8%
Capital Goods.............................................    33.3%      32.9%
Consumer Cyclicals........................................     1.1%       1.1%
Basic Industries..........................................     5.6%       5.1%
Credit Sensitive..........................................    13.0%      11.1%

  During the first half of 1997, the Fund benefitted from its overweighting in the healthcare, technology, hotel, and specialty insurance areas. In the healthcare industry, the Fund's holdings in Sandoz, Sepracor, Tenent Exch. Vencor and Aetna outperformed. In the hotel industry, our holdings in Host Marriott and Marriott International added incremental value. The technology area added significant performance as holdings in Motorola, SCI Systems, Quantum, and XILINX outperformed. Finally, in specialty insurance our holdings in American Bankers, Penncorp and Financial Security Assurance added value. On the negative side, holdings in the retail sector underperformed as consumer spending weakened in the second quarter and our holdings in the pollution control industry, particularly Thermo Electron and U.S. Filter underperformed.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  The U.S. stock market has appreciated to a level which has far surpassed most forecasts (including ours) made at the beginning of the year. The combination of a strong bond market, lower inflation, rising interest rates on hold and strong corporate profits have all fueled a tremendous surge in equity prices. This has left many stocks, particularly those of the new "Nifty Fifty" at seemingly extended valuations. Are valuations too high? . . . perhaps. However, if the current environment of moderate economic growth, low inflation and good corporate earnings growth continues, stocks could move higher. While we cannot predict when the market may begin a correction, we do believe that current valuations leave little room for disappointment. Therefore, if the market continues to appreciate, we would use such an opportunity to reduce positions in convertibles which have appreciated significantly and reinvest the proceeds in convertibles with greater defensive characteristics.

RIGHTS OFFERING

  The Fund launched a rights offering earlier this year. The offering was fully subscribed and the Fund received the proceeds of approximately $51.6 million in mid-May. These proceeds were invested promptly on behalf of the Funds investors. This proved to be fortuitous because the market has risen substantially since the proceeds were invested. Investors were able to purchase new shares at $8.09. These shares are now worth $9.00 and taking into account the quarterly dividend of $0.21 per share, the return to investors has been 15.4% on these newly issued shares.

                    Sincerely,

                    /s/ Ernest O. Ellison

                    Ernest O. Ellison
                    President and Director

                    July 31, 1997

--------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Schedule of Investments (Unaudited)
LOGO June 30, 1997
--------------------------------------------------------------------------------

 Number of
 Shares or
 Principal
   Amount                                                             Value
 ---------                                                            -----
            CONSUMER STAPLES (50.8% OF NET ASSETS)
            DRUGS AND HOSPITAL SUPPLY (4.9%)
 $7,825,000 Sandoz Capital BVI, Ltd., (Switzerland), 2%, due
             10/06/02...........................................   $12,011,375*
 $3,240,000 Sepracor, Inc., 7%, due 12/01/02....................     4,617,000*
                                                                   -----------
            Total Drugs and Hospital Supply.....................    16,628,375
                                                                   -----------
            ENTERTAINMENT, LEISURE AND MEDIA (7.0%)
     71,600 Evergreen Media Corp., $3.00 Convertible Preferred..     3,920,100*
      9,300 Golden Books Family Entertainment, Inc., $4.375
             Convertible Preferred..............................       575,438
     52,500 Golden Books Family Entertainment, Inc., $4.375
             Convertible Preferred..............................     3,248,438*
    160,600 Merrill Lynch & Company, Inc., Exchangeable Cox
             Communications, Inc., $1.3725 Convertible
             Preferred..........................................     3,834,325
      7,500 SFX Broadcasting, Inc., $3.25 Convertible Preferred.       416,250
     42,600 SFX Broadcasting, Inc., $3.25 Convertible Preferred.     2,364,300*
     52,900 TCI Pacific Communications, Inc., $5.00 Convertible
             Preferred..........................................     5,475,150
     75,900 U.S. West, Inc., Exchangeable U.S. West Media Group,
             $2.25 Convertible Preferred........................     3,804,488
                                                                   -----------
            Total Entertainment, Leisure and Media..............    23,638,489
                                                                   -----------

  Number of
  Shares or
  Principal
   Amount                                                             Value
  ---------                                                           -----
             FOODS, HOTELS AND RESTAURANTS (8.5%)
      71,800 Apple South, Inc., $3.50 Convertible Preferred.....   $ 4,460,575*
 $ 6,160,000 Einstein/Noah Bagel Corp., 7.25%, due 06/01/04.....     5,343,800*
 $10,055,000 Hospitality Franchise Service, Inc., 4.75%, due
              03/01/03                                              11,714,075
      63,500 Host Marriott Financial Trust, $3.375 Convertible
              Preferred.........................................     3,683,000*
 $ 3,530,000 Signature Resort, 5.75%, due 01/15/07..............     3,454,988
                                                                   -----------
             Total Foods, Hotels and Restaurants................    28,656,438
                                                                   -----------
             HEALTHCARE (13.4%)
      71,900 Aetna, Inc., $4.75 Convertible Preferred...........     6,740,625
 $ 2,955,000 Alternative Living Services, Inc., 7%, due
              06/01/04..........................................     3,475,819*
 $   915,000 Assisted Living Concepts, Inc., 7%, due 07/31/05...     1,723,631
      77,400 Laboratory Corp. of America Holdings, $4.25
              Convertible Preferred.............................     4,411,800
      54,300 McKesson Corp., $2.50 Convertible Preferred........     3,312,300*
 $ 3,295,000 Morgan Stanley Group, Inc., Exchangeable Johnson &
              Johnson, 2%, due 03/29/02.........................     3,801,606
 $ 3,910,000 OccuSystems, Inc., 6%, due 12/15/01................     4,648,013*
 $   590,000 PhyMatrix Corp., 6.75%, due 06/15/03...............       527,313
 $ 3,330,000 PhyMatrix Corp., 6.75%, due 06/15/03                    2,976,188*

* Restricted security. (See Note 8)
**Non-income producing.
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Schedule of Investments (Unaudited) (continued)
LOGO June 30, 1997
--------------------------------------------------------------------------------

 Number of
 Shares or
 Principal
   Amount                                                             Value
 ---------                                                            -----
 $3,415,000 Physician Resource, 6%, due 12/01/01................   $ 2,825,913*
 $  510,000 Quintiles Transnational Corp., 4.25%, due 05/31/00..       555,900
 $2,880,000 Quintiles Transnational Corp., 4.25%, due 05/31/00..     3,139,200*
 $2,630,000 Sunrise Assisted Living, Inc., 5.5%, due 06/15/02...     2,919,300*
 $3,190,000 Tenet Healthcare Corp., Exchangeable Vencor, Inc.,
             6%, due 12/01/05...................................     4,047,313
                                                                   -----------
            Total Healthcare....................................    45,104,921
                                                                   -----------
            RETAIL (8.9%)
 $2,470,000 Charming Shoppes, Inc., 7.5%, due 07/15/06..........     2,420,600
 $6,665,000 Home Depot, Inc., 3.25%, due 10/01/01...............     7,631,425
    113,500 Kmart Corp., $3.875 Convertible Preferred...........     6,228,313
 $3,005,000 Nine West Group, Inc., 5.5%, due 07/15/03...........     2,693,231*
 $9,090,000 Staples, Inc., 4.5%, due 10/10/00...................    10,976,175*
                                                                   -----------
            Total Retail........................................    29,949,744
                                                                   -----------
            SERVICES--BUSINESS (8.1%)
 $1,000,000 CUC International, Inc., 3%, due 02/15/02...........     1,055,000
 $8,845,000 CUC International, Inc., 3%, due 02/15/02...........     9,331,475*
 $5,435,000 Omnicon Group, Inc., 4.25%, due 01/03/07............     6,440,475*
 $3,150,000 Personnel Group of America, Inc., 5.75%, due
             07/01/04...........................................     3,370,500*
 $3,530,000 U.S. Office Products Company, 5.5%, due 05/15/03 ...     3,278,488

 Number of
 Shares or
 Principal
   Amount                                                           Value
 ---------                                                          -----
     25,300 Vanstar Corp., $3.75 Convertible Preferred........   $  1,012,000
     69,900 Vanstar Corp., $3.75 Convertible Preferred........      2,796,000*
                                                                 ------------
            Total Services--Business..........................     27,283,938
                                                                 ------------
            TOTAL CONSUMER STAPLES (Cost: $153,142,903).......    171,261,905
                                                                 ------------
            CONSUMER CYCLICALS
             (COST: $3,419,348) (1.1%)
            AUTOMOTIVE (1.1%)
            Daimier-Benz Aktiengesellschaft (Germany), $4.363
     42,221  Convertible Preferred............................      3,557,119
                                                                 ------------
            CAPITAL GOODS (32.9%)
            AEROSPACE AND CONGLOMERATES (3.2%)
 $3,215,000 Morgan Stanley Group, Inc., Exchangeable Boeing
             Company, 0%, due 09/30/00........................      3,870,056**
 $3,145,000 Hexcel Corp., 7%, due 08/01/03....................      4,281,131
 $2,080,000 Titan Corp., 8.25%, due 11/01/03..................      2,766,400
                                                                 ------------
            Total Aerospace and Conglomerates.................     10,917,587
                                                                 ------------
            ELECTRICAL INSTRUMENTS AND COMMUNICATION EQUIPMENT
             (1.8%)
 $1,405,000 Metricom, Inc., 8%, due 09/15/03..................      1,025,650*
 $4,705,000 Premiere Technologies, Inc., 5.75%, due 07/01/04..      4,916,725*
                                                                 ------------
            Total Electronics--Semiconductors and Instruments.      5,942,375
                                                                 ------------

* Restricted security. (See Note 8)
**Non-income producing.
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Schedule of Investments (Unaudited) (continued)
LOGO June 30, 1997
--------------------------------------------------------------------------------

 Number of
 Shares or
 Principal
   Amount                                                          Value
 ---------                                                         -----
            ELECTRONICS--SEMICONDUCTORS AND INSTRUMENTS
             (6.2%)
 $3,000,000 Adaptec, Inc., 4.75%, due 02/04/04...............   $ 2,981,250*
 $2,610,000 Analog Devices, Inc., 3.5%, due 12/01/00.........     3,751,875
 $3,410,000 Micron Technology, Inc., 7%, due 07/01/04........     3,388,688
 $3,175,000 Taiwan Semiconductor, (Taiwan), 0%, due 07/03/02      3,286,125* **
 $6,445,000 XILINX, Inc., 5.25%, due 11/01/02................     7,435,919*
                                                                -----------
            Total Electronics--Semiconductors and
             Instruments.....................................    20,843,857
                                                                -----------
            INFORMATION PROCESSING (6.0%)
 $3,375,000 GVC Venture Corp., (Taiwan), 0%, due 05/21/02....     3,510,000* **
     72,100 Morgan Stanley Group, Inc., Exchangeable Cisco
             Systems, Inc., $4.00 Convertible Preferred......     4,830,700
 $7,740,000 Safeguard Scientifics, Inc., 6%, due 02/01/06         8,852,625*
     65,596 Storage Technology Corp., Common Stock...........     2,919,022**
                                                                -----------
            Total Information Processing.....................    20,112,347
                                                                -----------
            OFFICE EQUIPMENT AND SUPPLIES (1.1%)
 $3,740,000 Xerox Corp., 2.875%, due 07/01/02................     3,763,375
                                                                -----------

  Number of
  Shares or
  Principal
   Amount                                                           Value
  ---------                                                         -----
             POLLUTION CONTROL (9.5%)
     119,900 Republic Industries, Inc., $1.552 Convertible
              Preferred.......................................   $  2,937,550
 $ 8,830,000 Thermo Electron Corp., 4.25%, due 01/01/03.......      9,602,625*
 $ 9,775,000 United States Filter Corp., 4.5%, due 12/15/01         9,506,188
 $   350,000 United Waste Systems, Inc., 4.5%, due 06/01/01...        479,500
 $ 1,540,000 United Waste Systems, Inc., 4.5%, due 06/01/01...      2,109,800*
 $ 6,830,000 USA Waste Systems, Inc., 4% due 02/01/02.........      7,384,938
                                                                 ------------
             Total Pollution Control..........................     32,020,601
                                                                 ------------
             TELECOMMUNICATION EQUIPMENT (5.1%)
      35,100 Corning Delaware, $3.00 Convertible Preferred....      3,053,700
 $16,200,000 Motorola, Inc., 0%, due 09/27/13.................     14,296,500**
                                                                 ------------
             Total Telecommunications Equipment...............     17,350,200
                                                                 ------------
             TOTAL CAPITAL GOODS (Cost: $101,591,999).........    110,950,342
                                                                 ------------
             BASIC INDUSTRIES (5.1%)
             ENERGY AND OIL SERVICES (1.7%)
 $ 4,565,000 Baker Hughes, Inc., 0%, due 05/05/08.............      3,674,825**
      37,600 Hvide Marine, Inc., $3.25 Convertible Preferred..      1,974,000*
                                                                 ------------
             Total Energy and Oil Services....................      5,648,825
                                                                 ------------

* Restricted security. (See Note 8)
**Non-income producing.
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Schedule of Investments (Unaudited) (continued)
LOGO June 30, 1997
--------------------------------------------------------------------------------

 Number of
 Shares or
 Principal
   Amount                                                          Value
 ---------                                                         -----
            OIL AND GAS-DOMESTIC (1.5%)
 $2,790,000 Apache Corp., Euro, 6%, due 01/15/02.............   $ 3,302,663
 $1,725,000 Morgan Stanley Group, Inc., Exchangeable
             Schlumberger, Ltd. (Netherlands), 0%, due
             05/01/01........................................     1,757,344* **
                                                                -----------
            Total Oil and Gas--Domestic......................     5,060,007
                                                                -----------
            OIL AND GAS-INTERNATIONAL (1.1%)
     45,400 Occidental Petroleum Corp., Exchangeable Canadian
             Occidental Petroleum, $3.00 Convertible
             Preferred (Canada)..............................     3,677,400
                                                                -----------
            PAPER AND PACKAGING (0.8%)
     55,000 Crown Cork & Seal Company, Inc., $1.88
             Convertible Preferred...........................     2,777,500
                                                                -----------
            TOTAL BASIC INDUSTRIES (Cost: $15,119,025).......    17,163,732
                                                                -----------
            CREDIT SENSITIVE (11.1%)
            BUILDING, REAL ESTATE AND REIT'S (2.6%)
 $3,090,000 Capstone Capital Corp., 6.55%, due 03/14/02......     2,993,438
 $2,365,000 LTC Properties, Inc., 8.25%, due 07/01/01........     2,486,206
 $2,870,000 LTC Properties, Inc., 8.5%, due 01/01/01.........     3,336,375
                                                                -----------
            Total Building, Real Estate and REIT's...........     8,816,019
                                                                -----------

 Number of
 Shares or
 Principal
   Amount                                                             Value
 ---------                                                            -----
            INSURANCE (3.6%)
     61,000 Allstate Corp., Exchangeable PMI Group, Inc., $2.30
             Convertible Preferred..............................   $ 3,172,000
     29,900 American Bankers Insurance Group, $3.125 Convertible
             Preferred..........................................     2,167,750
     50,800 Penncorp Financial, $3.50 Convertible Preferred.....     3,213,100*
    101,100 Salomon, Inc., Exchangeable Financial Security
             Assurance Holdings, Ltd., $2.30 Convertible
             Preferred..........................................     3,487,950
                                                                   -----------
            Total Insurance.....................................    12,040,800
                                                                   -----------
            SERVICES-FINANCIAL, BANKING AND MISCELLANEOUS (4.9%)
 $3,180,000 Berkshire Hathaway, Inc., Exchangeable Salomon,
             Inc., 1%, due 12/02/01.............................     3,303,225
     17,300 Merrill Lynch & Co., Inc., Exchangeable SunAmerica,
             $4.087 Convertible Preferred.......................     1,185,050
    121,300 National Australia Bank, Ltd. (Australia), $1.96875
             Convertible Preferred..............................     3,388,819
 $5,465,000 Southern Pacific Funding Corp., 6.75%, due 10/15/06.     5,130,265
     82,400 SunAmerica Corp., $3.188 Convertible Preferred......     3,594,697
                                                                   -----------
            Total Services-Financial, Banking and Miscellaneous.    16,602,056
                                                                   -----------
            TOTAL CREDIT SENSITIVE (Cost: $32,997,027)..........    37,458,875
                                                                   -----------

* Restricted security. (See Note 8)
**Non-income producing.
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Schedule of Investments (Unaudited) (continued)
LOGO June 30, 1997
--------------------------------------------------------------------------------

  Principal
   Amount                                                            Value
  ---------                                                          -----
             REPURCHASE AGREEMENTS (3.4%)
 $   524,872 Stock Loan Repurchase, Bear Stearns & Co., Inc.,
              dated 06/30/97, 3.125%, due 07/01/97
              (collateralized by $535,000 U.S. Treasury Bill,
              valued at $536,000)..............................   $    524,872
 $10,223,950 Stock Loan Repurchase, Bear Stearns & Co., Inc.,
              dated 06/30/97, 5.85%, due 07/01/97
              (collateralized by $10,425,000 U.S. Treasury
              Bill, valued at $10,407,031).....................     10,223,950
 $   675,214 Cash Repurchase Agreement, Bear Stearns & Co.,
              Inc., dated 06/30/97, 6.375%, due 07/01/97
              (collateralized by $685,000 U.S. Treasury Bill,
              valued at $686,281)..............................        675,214
                                                                  ------------
             TOTAL REPURCHASE AGREEMENTS (COST: $11,424,036)...     11,424,036
                                                                  ------------
             TOTAL INVESTMENTS (104.4%) (COST: $317,694,338)...    351,816,009
                                                                  ------------
             EXCESS OF LIABILITIES OVER OTHER ASSETS (-4.4%)...    (14,961,394)
                                                                  ------------
             NET ASSETS (100%).................................   $336,854,615
                                                                  ============

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Statement of Assets and Liabilities (Unaudited)
LOGO June 30, 1997
--------------------------------------------------------------------------------

ASSETS:
  Investments at Value (Cost $317,694,338) (Note 1).............. $351,816,009
  Receivables for Securities Sold................................    9,026,582
  Interest and Dividends Receivable..............................    2,387,703
                                                                  ------------
    Total Assets.................................................  363,230,294
                                                                  ------------
LIABILITIES:
  Payables for Securities Purchased..............................    6,915,000
  Payable upon Return of Securities Loaned (Note 5)..............   10,748,822
  Distributions Payable..........................................    8,071,873
  Accrued Investment Advisory and Service Fees (Note 3)..........      310,720
  Accounts Payable...............................................      329,264
                                                                  ------------
    Total Liabilities............................................   26,375,679
                                                                  ------------
NET ASSETS....................................................... $336,854,615
                                                                  ============
Net Assets were comprised of:
  Common Stock, par value $0.01 per share, (50,000,000 shares au-
   thorized, 38,437,491 shares issued and outstanding)........... $    384,375
  Paid-in Capital................................................  340,977,671
  Distribution of Paid-in Capital (Note 1).......................  (38,629,102)
  Net Unrealized Appreciation of Investments.....................   34,121,671
                                                                  ------------
NET ASSETS....................................................... $336,854,615
                                                                  ============
NET ASSET VALUE PER SHARE........................................ $       8.76
                                                                  ============

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Statement of Operations (Unaudited)
LOGO Six Months Ended June 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest (Note 1) (including security lending fees of $39,910).... $ 4,859,203
  Dividends (Note 1)................................................   2,041,064
                                                                     -----------
    Total Investment Income.........................................   6,900,267
                                                                     -----------
EXPENSES:
  Investment Advisory Fees (Note 3).................................     842,661
  Custodian Fees....................................................      56,359
  Transfer Agent Fees...............................................      42,151
  Proxy Costs.......................................................      32,233
  Directors' Fees and Expenses (Note 6).............................      37,192
  Printing and Distribution Costs...................................      24,797
  Listing Fees......................................................      16,601
  Audit and Tax Service Fees........................................      14,878
  Accounting and Other Service Fees (Note 3)........................      12,500
  Insurance Costs...................................................       6,644
  Business Tax Fees.................................................       5,249
  Legal Fees (Note 6)...............................................       2,896
  Miscellaneous.....................................................       1,496
                                                                     -----------
    Total Expenses..................................................   1,095,657
                                                                     -----------
    Net Investment Income...........................................   5,804,610
                                                                     -----------
NET REALIZED GAINS AND CHANGE IN UNREALIZED APPRECIATION
 OF INVESTMENTS:
  Net Realized Gains on Investments.................................   3,994,613
  Change in Unrealized Appreciation of Investments..................  17,700,002
                                                                     -----------
    Net Realized Gains and Change in Unrealized
     Appreciation of Investments....................................  21,694,615
                                                                     -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................... $27,499,225
                                                                     ===========

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Statements of Changes in Net Assets
LOGO
--------------------------------------------------------------------------------

                                             Six Months Ended
                                              June 30, 1997      Year Ended
                                               (Unaudited)    December 31, 1996
                                             ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net Investment Income.....................   $  5,804,610     $ 11,278,914
  Net Realized Gains on Investments.........      3,994,613       24,933,292
  Change in Unrealized Appreciation
   (Depreciation) of Investments............     17,700,002         (382,158)
                                               ------------     ------------
    Increase in Net Assets Resulting from
     Operations.............................     27,499,225       35,830,048
                                               ------------     ------------
Distributions to Shareholders:
  From Net Investment Income................     (5,804,610)     (11,278,914)
  From Net Realized Gains on Investments....     (4,534,137)     (19,904,764)
  Distribution in Excess of Net Realized
   Gains....................................     (4,449,223)             --
                                               ------------     ------------
    Total Distributions to Shareholders.....    (14,787,970)     (31,183,678)
                                               ------------     ------------
Capital Share Transactions:
  Shares Issued through Exercise of Common
   Stock Subscription Rights (6,396,283)
   (Note 9).................................     51,583,087              --
  Shares Issued in Reinvestment of Dividends
   (146,959 for the six months ended June
   30, 1997 and 233,869 for the year ended
   December 31, 1996).......................      1,293,576        2,012,418
                                               ------------     ------------
    Total Increase in Net Assets............     65,587,918        6,658,788
NET ASSETS:
Beginning of Period.........................    271,266,697      264,607,909
                                               ------------     ------------
End of Period...............................   $336,854,615     $271,266,697
                                               ============     ============

See accompanying Notes to Financial Statements.

-------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Notes to Financial Statements (Unaudited)
LOGO
-------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

 TCW Convertible Securities Fund, Inc. (the "Fund") was incorporated in Mary-land on January 13, 1987 as a diversified, closed-end management investment company and is registered under the Investment Company Act of 1940, as amend-ed. The Fund commenced operations on March 5, 1987. The Fund's investment ob-jective is to seek a total investment return, comprised of current income and capital appreciation through investment principally in convertible securities.

 The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

SECURITY VALUATION: Securities traded on national exchanges are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period immediately preceding the time of de-termination. Other securities which are traded on the over-the-counter market are valued at the mean of the current bid and asked prices. Short-term debt securities with maturities of 60 days or less at the time of purchase are val-ued at amortized cost. Securities for which quotations are not readily avail-able and unregistered securities are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, while interest income is recorded on the accrual basis. Original issue discount is accreted as interest income using a constant yield to maturity. Discounts on securities purchased are recognized as interest income at the time the security is sold using a constant yield to maturity. Premiums on securities purchased are not amortized. Realized and unrealized gains and losses on investments are recorded on the basis of identified cost.

DISTRIBUTIONS: The Fund's Board of Directors has adopted a policy under which it has declared quarterly dividends of $0.21 per share. Payments to shareholders under the distribution policy are reflected in the financial statements in the following order; first from net investment income and, depending upon the results achieved each year, secondly from net realized capital gains, thirdly as a distribution in excess of net investment income or capital gains which may become taxable to shareholders in the subsequent year and, lastly, as a return of capital which is not taxable to shareholders.

 Income and capital gain distributions are determined in accordance with in-come tax regulations which may differ from generally accepted accounting prin-ciples. These differences are primarily due to differing treatments for losses deferred due to wash sales and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclas-sifications to paid in capital and may affect net investment income per share.

REPURCHASE AGREEMENT: The Fund may invest in repurchase agreements secured by U.S. Government Securities. A repurchase agreement arises when the Fund pur-chases a security and simultaneously agrees to resell it to the seller at an agreed upon future date. The Fund requires the seller to maintain the value of the securities, marked to market daily, at not less than the repurchase price. If the seller defaults on its repurchase obligation, the Fund could suffer de-lays, collection expenses and losses to the extent that the proceeds from the sale of the collateral are less than the repurchase price.

-------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Notes to Financial Statements (Unaudited) (continued)
LOGO
-------------------------------------------------------------------------------

NOTE 2--FEDERAL INCOME TAXES:

 It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

 During the six months ended June 30, 1997, the Fund realized on a tax basis net realized gains of $3,994,613 on security transactions.

 As of June 30, 1997, net unrealized appreciation (depreciation) for federal income tax purposes is comprised of the following components:

Appreciated securities............................................ $ 37,494,430
Depreciated securities............................................   (3,372,759)
                                                                   ------------
Net unrealized appreciation....................................... $ 34,121,671
                                                                   ============
Cost of securities for federal income tax purposes................ $317,694,338
                                                                   ============

NOTE 3--INVESTMENT ADVISORY AND SERVICE FEES:

 TCW Funds Management, Inc. is the Investment Adviser of the Fund and also furnishes the Fund with accounting and other services and office space. As compensation for the services rendered, facilities provided, and expenses borne, the Adviser is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund's average net assets and 0.50% of the Fund's average net assets in excess of $100 million. In addition, the Fund reimburses the Adviser for the costs of providing accounting services to the Fund (up to a maximum of $25,000 per year).

NOTE 4--PURCHASES AND SALES OF SECURITIES:

 For the six months ended June 30, 1997, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated $236,136,056 and $194,231,027, respectively. There were no purchases or sales of U.S. Government securities for the six months ended June 30, 1997.

NOTE 5--SECURITY LENDING:

 During the six months ended June 30, 1997, the Fund lent securities to a bro-ker. The broker provided collateral, which must be maintained at not less than 100% of the value of the loaned securities, to secure the obligation. At June 30, 1997, the cash received from the borrowing broker was invested in over-night repurchase agreements issued by the borrowing broker which, in turn, were collateralized by U.S. Treasury securities valued at $10,943,031, or 102%, of the value of the loaned securities.

NOTE 6--DIRECTORS' AND LEGAL FEES:

 Directors who are not affiliated with the Investment Adviser received, as a group, aggregate fees and expenses of $37,192 from the Fund for the period ended June 30, 1997. Legal fees totaled $2,896 of which $1,013 were paid to O'Melveny & Myers, of which an individual who is of counsel, serves as a di-rector of the Fund. Certain officers and/or directors of the Fund are also of-ficers and/or directors of the Investment Adviser.

NOTE 7--REPORT OF ANNUAL MEETING OF SHAREHOLDERS:

 The Annual Meeting of Shareholders of the Fund was held on July 16, 1997. At the meeting, the following matters were submitted to a shareholder vote and approved by a vote of a majority of the Fund's outstanding voting securities:
(i) the election of Ernest O. Ellison, John C. Argue, Norman Barker, Jr., Richard W. Call, Coleman W. Morton, Charles A. Parker, Lawrence J. Sheehan and Robert G. Sims as Directors to serve until the next annual meeting of the Fund's shareholders and until their successors are elected and qualify (each Director received 31,212,605 affirmative votes; votes opposed 319,388 and votes withheld 337,401); (ii) Renewal of the Investment Advisory and Manage-ment Agreement for another annual period (votes for: 30,947,323; votes against 383,620 and abstentions 538,451); and (iii) the ratification of the

--------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Notes to Financial Statements (Unaudited) (continued)
LOGO
--------------------------------------------------------------------------------
selection of Deloitte & Touche LLP as independent auditors of the Fund for the fiscal year ending December 31, 1997 (votes for: 31,262,618; votes against 185,364 and abstentions 421,412). 38,437,491 shares were outstanding on the record date for this meeting and 31,869,394 shares entitled to vote were pres-ent in person or by proxy at the meeting.

NOTE 8--RESTRICTED SECURITIES:

 The following restricted securities held by the Fund at June 30, 1997 were valued both at the date of acquisition and June 30, 1997, in accordance with the Security Valuation policy of the Fund described in Note 1. The restricted securities were purchased in private placement transactions without registration under the Securities Act of 1933. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers, in a public offering registered under the Securities Act of 1933 (the "1933 Act") or in accordance with Rule 144A under the 1933 Act. The Fund may classify a Rule 144A security as liquid if it can be reasonably expected that the Fund would be able to dispose of the security within seven days in the ordinary course of business at approximately its carrying value. Rule 144A securities for which such a determination is not made and other restricted securities are deemed illiquid and are subject to an aggregate limitation of no more than 15% of the Fund's investment portfolio. The Fund will bear any costs incurred in connection with the disposition of restricted securities. The total value of restricted securities at June 30, 1997 is $149,218,340, which represents 44.3% of net assets. The total value of illiquid securities at June 30, 1997 is $1,025,650, which represents 0.3% of net assets.

--------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Notes to Financial Statements (Unaudited) (continued)
LOGO June 30, 1997
--------------------------------------------------------------------------------

NOTE 8--RESTRICTED SECURITIES (CONTINUED)

 Number of
 Shares or
 Principal                                                 Date of
   Amount                                                Acquisition    Cost
 ---------                                               ----------- ----------
 $3,000,000 Adaptec, Inc., 4.75%, due 02/04/04.........   01/28/97   $3,006,250
 $2,955,000 Alternative Living Services, Inc., 7%, due
             06/01/04..................................   05/14/97    2,955,000
     71,800 Apple South, Inc., $3.50 Convertible
             Preferred.................................   03/06/97    3,671,000
 $8,845,000 CUC International, Inc., 3%, due 02/15/02..   02/05/97    8,848,199
 $6,160,000 Einstein/Noah Bagel Corp., 7.25%, due
             06/01/04..................................   05/22/97    6,052,668
     71,600 Evergreen Media Corp., $3.00 Convertible
             Preferred.................................   06/11/97    3,580,000
     52,500 Golden Books Family Entertainment, Inc.,
             $4,375 Convertible Preferred..............   08/14/96    2,656,238
 $3,375,000 GVC Venture Corp., (Taiwan), 0%, due
             05/21/02..................................   05/07/97    3,375,000
     63,500 Host Marriott Financial Trust, $3.375
             Convertible Preferred.....................   11/25/96    3,248,625
     37,600 Hvide Marine, Inc., $3.25 Convertible
             Preferred.................................   06/24/97    1,880,000
     54,300 McKesson Corp., $2.50 Convertible
             Preferred.................................   02/13/97    2,783,850
 $1,405,000 Metricom, Inc., 8%, due 09/15/03...........   08/20/96   1,405,000*



  Number of
  Shares or
  Principal                                                  Date of
   Amount                                                  Acquisition    Cost
  ---------                                                ----------- ----------
 $ 1,725,000 Morgan Stanley Group, Inc., Exchangeable
              Schlumberger, Ltd., (Netherlands), 0%, due
              05/01/01..................................    03/13/97   $1,623,150
 $ 3,005,000 Nine West Group, Inc., 5.5%, due 07/15/03..    06/20/96    3,002,552
 $ 3,910,000 OccuSystems, Inc., 6%, due 12/15/01........    12/19/96    3,896,592
 $ 5,435,000 Omnicom Group, Inc., 4.25%, due 01/03/07...    08/18/96    5,484,075
      50,800 Pencorp Financial, $3.50 Convertible
              Preferred.................................    08/02/96    2,610,300
 $ 3,150,000 Personnel Group of America, Inc., 5.75%,
              due 07/01/04..............................    06/17/97    3,164,875
 $ 3,330,000 PhyMatrix Corp., 6.75%, due 06/15/03.......    06/21/96    3,312,874
 $ 3,415,000 Physician Resource, 6%, due 12/01/01.......    12/06/96    3,362,262
  $4,705,000 Premiere Technologies, Inc., 5.75%, due
              07/01/04 .................................    06/25/97    4,705,000
  $2,880,000 Quintiles Transnational Corp., 4.29%, due
              05/31/00..................................    04/23/96    2,885,213
  $7,740,000 Safeguard Scientifics, Inc.,6%, due
              02/01/06..................................    01/06/97    7,571,082
 $ 7,825,000 Sandoz Capital BVI, Ltd., (Switzerland),
              2%, due 10/06/02..........................    09/28/95    7,896,303
 $ 3,240,000 Sepracor, Inc., 7%, due 12/01/02               11/10/95    3,432,535
      42,600 SFX Broadcasting, Inc., $3.25 Convertible
              Preferred.................................    05/22/96    2,119,375

*Illiquid security.

--------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Notes to Financial Statements (Unaudited) (continued)
LOGO June 30, 1997
--------------------------------------------------------------------------------
NOTE 8--RESTRICTED SECURITIES (CONTINUED)

 Number of
 Shares or
 Principal                                                  Date of
   Amount                                                 Acquisition    Cost
 ---------                                                ----------- ----------
 $9,090,000 Staples, Inc., 4.5%, due 10/01/00..........    09/12/95   $9,334,623
 $2,630,000 Sunrise Assisted Living, Inc., 5.5%, due
             06/15/02..................................    06/03/97    2,630,000
 $3,175,000 Taiwan Semiconductor, (Taiwan), 0%, due
             07/03/02..................................    06/26/97    3,175,000
 $8,830,000 Thermo Electron Corp., 4.25%, due 01/01/03.    11/28/95    9,387,361
 $1,540,000 United Waste Systems, Inc., 4.5%, due
             06/01/01..................................    06/01/01    1,540,000
     69,900 Vanstar Corp., $3.75 Convertible Preferred.    09/27/96    3,414,122
 $6,445,000 XILINX, Inc., 5.25%, due 11/01/02..........    11/07/95    6,659,621


NOTE 9--COMMON STOCK SUBSCRIPTION RIGHTS:

 Non-transferable rights to subscribe to shares of the Fund's common stock were issued to shareholders of record on March 21, 1997. The rights entitled the shareholders to acquire one share of newly issued common stock for each five rights held. At the termination of the subscription period on April 23, 1997, 6,396,283 shares of common stock were subscribed at a price of $8.09 per share as of April 23, 1997. Proceeds from the subscriptions totaled $51,583,087, net of issuance costs.

-------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Financial Highlights
LOGO
-------------------------------------------------------------------------------

                                                                 Year Ended December 31,
                                     ------------------------------------------------------------------------------------------
                      Six Months
                         Ended
                       June 30,
                         1997
                      (Unaudited)      1996      1995      1994       1993      1992      1991      1990       1989      1988
                      -----------    --------  --------  --------   --------  --------  --------  --------   --------  --------
 Net Asset Value Per
  Share, Beginning
  of Period.........   $   8.51      $   8.36  $   7.47  $   8.79   $   8.36  $   8.09  $   6.85  $   8.36   $   7.99  $   7.76
                       --------      --------  --------  --------   --------  --------  --------  --------   --------  --------
 Income from Opera-
  tions:
 Net Investment
  Income............       0.17          0.36      0.37      0.38       0.40      0.41      0.43      0.46       0.50      0.55
 Impact to Capital
  for Shares
  Issued............      (0.01)           --        --        --      (0.01)    (0.01)       --        --         --        --
 Net Realized and
  Unrealized Gains
  (Losses) on Secu-
  rities............       0.51          0.77      1.36     (0.86)      1.25      0.71      1.65     (1.13)      0.71      0.44
                       --------      --------  --------  --------   --------  --------  --------  --------   --------  --------
    Total from
     Investment
     Operations.....       0.67          1.13      1.73     (0.48)      1.64      1.11      2.08     (0.67)      1.21      0.99
 Less Distributions:
 Distributions from
  Net Investment
  Income............      (0.17)        (0.36)    (0.37)    (0.38)     (0.40)    (0.41)    (0.43)    (0.46)     (0.50)    (0.55)
 Distributions from
  Net Realized
  Gains.............      (0.13)        (0.62)    (0.33)    (0.30)     (0.81)    (0.07)       --        --      (0.06)       --
 Distributions in
  Excess of
  Net Realized
  Gains.............      (0.12)           --     (0.14)    (0.16)        --        --        --        --         --        --
 Return of Capital
  ..................         --            --        --        --         --     (0.36)    (0.41)    (0.38)     (0.28)    (0.21)
                       --------      --------  --------  --------   --------  --------  --------  --------   --------  --------
    Total
     Distributions..      (0.42)        (0.98)    (0.84)    (0.84)     (1.21)    (0.84)    (0.84)    (0.84)     (0.84)    (0.76)
                       --------      --------  --------  --------   --------  --------  --------  --------   --------  --------
 Net Asset Value Per
  Share, End of
  Period............   $   8.76      $   8.51  $   8.36  $   7.47   $   8.79  $   8.36  $   8.09  $   6.85   $   8.36  $   7.99
                       ========      ========  ========  ========   ========  ========  ========  ========   ========  ========
 Total Investment
  Return (4)........       0.74%        11.75%     33.6%    (7.43)%    13.77%    15.90%    41.38%    (3.78)%    20.23%    24.79%
 Net Asset Value
  Total Return (5)..       8.02%        13.94%     24.0%    (5.70)%    16.12%    13.35%    31.20%    (8.25)%    15.97%    13.24%

 RATIOS/SUPPLEMENTAL
  DATA:
 Net Assets, End of
  Period
  (in thousands)....   $336,855      $271,267  $264,608  $234,686   $273,230  $215,208  $172,331  $144,593   $175,732  $167,797
 Ratio of Expenses
  to Average
  Net Assets........       0.76%(6)      0.77%     0.81%     0.79%      0.80%     0.88%     0.94%     0.94%      0.95%     0.94%
 Ratio of Net
  Investment Income
  to Average Net
  Assets............       4.02%(6)      4.12%     4.60%     4.66%      4.48%     5.04%     5.68%     5.93%      5.90%     6.66%
 Portfolio Turnover
  Rate..............      67.21%(2)    125.72%   108.98%   110.04%    173.79%   139.39%   114.13%    99.53%     84.17%    70.62%
 Average Commission
  Rate Paid by the
  Fund (7)..........   $    .06      $   0.06       N/A       N/A        N/A       N/A       N/A       N/A        N/A       N/A
                      March 5, 1987
                      (Commencement)
                            to
                       December 31,
                           1987
                      -------------
 Net Asset Value Per
  Share, Beginning
  of Period.........     $   9.30   (3)
                         --------
 Income from Opera-
  tions:
 Net Investment
  Income............         0.46
 Impact to Capital
  for Shares
  Issued............        (0.03)
 Net Realized and
  Unrealized Gains
  (Losses) on Secu-
  rities............        (1.53)
                         --------
    Total from
     Investment
     Operations.....        (1.10)
 Less Distributions:
 Distributions from
  Net Investment
  Income............        (0.44)
 Distributions from
  Net Realized
  Gains.............           --
 Distributions in
  Excess of
  Net Realized
  Gains.............           --
 Return of Capital
  ..................           --
                         --------
    Total
     Distributions..        (0.44)
                         --------
 Net Asset Value Per
  Share, End of
  Period............     $   7.76
                         ========
 Total Investment
  Return (4)........       (32.61)%(1)
 Net Asset Value
  Total Return (5)..       (13.49)%(1)

 RATIOS/SUPPLEMENTAL
  DATA:
 Net Assets, End of
  Period
  (in thousands)....     $162,989
 Ratio of Expenses
  to Average
  Net Assets........         0.83 %(6)
 Ratio of Net
  Investment Income
  to Average Net
  Assets............         6.12 %(6)
 Portfolio Turnover
  Rate..............        76.91 %(1)
 Average Commission
  Rate Paid by the
  Fund (7)..........          N/A

(1) For the period March 5, 1987 (commencement) to December 31, 1987 and not indicative of a full year's operating results.
(2) For the six months ended June 30, 1997 and not indicative of a full year's operating results.
(3) Net of underwriting discount of $0.70.
(4) Based on market value per share, adjusted for reinvestment of distribu-tions.
(5) Based on net asset value per share, adjusted for reinvestment of distribu-tions.
(6) Annualized.
(7) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in var-ious markets where trading practices and commission rate structures may differ.

See accompanying Notes to Financial Statements.

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